UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-1530

Name of Registrant:	Vanguard Explorer Fund

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2010 – October 31, 2011

Item 1: Reports to Shareholders

Annual Report | October 31, 2011

Vanguard ExplorerTM Fund

> For the fiscal year ended October 31, 2011, Vanguard Explorer Fund returned nearly 11%, exceeding the average return of peer funds but lagging the result of its benchmark index.

> The advisors’ stock choices in the information technology and health care sectors were the biggest contributors to performance.

> For the ten years ended October 31, the fund’s annualized return was significantly ahead of its peer group average and in line with that of its index.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	12
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	29
About Your Fund’s Expenses.	30
Glossary.	32

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2011

Total
Returns
Vanguard Explorer Fund
Investor Shares	10.76%
Admiral™ Shares	10.94
Russell 2500 Growth Index	11.91
Small-Cap Growth Funds Average	8.81
Small-Cap Growth Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
October 31, 2010 , Through October 31, 2011

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Explorer Fund
Investor Shares	$66.02	$73.02	$0.106	$0.000
Admiral Shares	61.50	68.04	0.189	0.000

Chairman’s Letter

Dear Shareholder,

Vanguard Explorer Fund recorded solid double-digit gains for the third straight year, although the pace of its advance slowed in the face of concerns about the economic outlook both nationally and internationally.

For the 12 months ended October 31, 2011, the fund returned 10.76% for Investor Shares and 10.94% for Admiral Shares. This result trailed that of the benchmark Russell 2500 Growth Index, which notched a gain of 11.91%, but exceeded the average return of small-capitalization growth funds.

After rallying in the first half of the year, the fund gave up some ground in the second half amid concerns about stubbornly high U.S. unemployment and the European debt crisis. Health care and information technology stocks were primary drivers of the fund’s performance. Stock choices within the consumer discretionary sector restrained results.

Note: If you own shares of the Explorer Fund in a taxable account, you may wish to review information about the fund’s after-tax returns later in this report.

A positive finish to an anxious 12 months

U.S. stock indexes ended the 12 months with solid returns, though the gains were shadowed by anxiety in a volatile period. This turbulence was so pronounced, in fact, that a one-month change in the start date would have yielded a very different perspective on performance. For the 12 months through October 31, the broad U.S. stock market returned 7.67%. For the 12 months ended September 30, however, the return was a mere 0.31%.

Volatility has been a theme in international markets, too. International stock markets returned a combined –4.66% as stock prices retreated in Europe. Prices also fell in the Pacific region’s developed economies and emerging markets, where growth has moderated.

Unsteady yields reflected fast-changing sentiment

Taxable bonds produced strong returns and municipal bonds solid but unspectacular results, though as in the stock market, investor sentiment was volatile. The yield of the 10-year U.S. Treasury note, a benchmark for longer-term interest rates, began the 12 months at 2.61%, drifted higher as the economic expansion seemed to gather steam, then fluttered lower to close the period at 2.17%. The decline in Treasury yields (and rise in prices) was driven by Europe’s sovereign debt dramas, underwhelming economic reports, and a flight to safety that was prompted, paradoxically, by a rating agency’s decision to downgrade the U.S. government debt. Vanguard’s confidence in the full faith and credit of the U.S. Treasury remains unshaken.

Taxable investment-grade bonds returned 5.00% for the full 12 months. It’s important to note, of course, that as yields decline, the opportunity for similarly

Market Barometer

	Average Annual Total Returns
	Periods Ended October 31, 2011
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	8.01%	12.22%	0.54%
Russell 2000 Index (Small-caps)	6.71	12.87	0.68
Dow Jones U.S. Total Stock Market Index	7.67	12.58	0.90
MSCI All Country World Index ex USA (International)	-4.66	12.92	-0.37

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	5.00%	8.87%	6.41%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	3.78	8.31	4.80
Citigroup Three-Month U.S. Treasury Bill Index	0.10	0.15	1.53

CPI
Consumer Price Index	3.53%	1.49%	2.33%

strong returns diminishes. The broad municipal market returned 3.78%. The returns on money market instruments hovered near 0%, consistent with the Federal Reserve Board’s target for short-term interest rates.

Progress slows a bit for small-cap growth stocks

Following the brutal downturn of 2008, small-cap growth stocks rebounded strongly in a rally that extended well into 2011. Investors were optimistic that small companies in markets with healthy growth potential could reap big profits as the business cycle improved.

That optimism faltered in the late summer, weighed down by weakness in the U.S. economy and intensifying concerns about

Europe. Still, for the year, small-cap growth stocks significantly outpaced the broader market as measured by the Dow Jones U.S. Total Stock Market Index. In this environment, Vanguard Explorer Fund was able to extend its streak of double-digit fiscal-year returns that dates to 2009.

Information technology, a traditional focus of growth portfolios, was a strong point for the fund. Especially in the first half of the year, investors expected a pickup in business investment and consumer spending to lift a broad range of tech companies, including semiconductor makers and software firms. The advisors’ choices within the sector were on target, leading the fund’s stocks to outperform those in the benchmark index.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Explorer Fund	0.49%	0.32%	1.61%

The fund expense ratios shown are from the prospectus dated February 23, 2011, and represent estimated costs for the current fiscal year.
For the fiscal year ended October 31, 2011, the fund’s expense ratios were 0.50% for Investor Shares and 0.34% for Admiral Shares. The
peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Small-Cap Growth Funds.

The same was true in the health care sector, where the fund’s stocks also posted a better showing than those in the benchmark, with gains in biotechnology and managed care. Health care, in general, benefited from the perception that demand for medical services is relatively insulated from changes in the broader economy.

Relative to the benchmark, the fund lost ground in the consumer discretionary, consumer staples, and industrials sectors, where the advisors’ selections lagged their counterparts in the index.

Fund performance was solid over the past decade

For the ten years ended October 31, 2011, Explorer Fund’s Investor Shares posted an average annual return of 6.51%, signifi-

cantly outperforming the 4.72% average return of competing small-cap growth funds though a bit behind the benchmark index’s annualized return of 6.85%.

This solid record is especially noteworthy when you consider that the past decade was punctuated by both the aftermath of the technology bubble’s bursting and the 2008 financial crisis. The fund’s long-term performance is a tribute to its low costs and the skill of its multiple advisors in navigating stormy waters.

Because Explorer focuses on smaller companies, its returns can be more volatile than those of funds investing in larger-cap stocks. However, the fund’s use of multiple advisors with diverse strategies, as well as its broad exposure to small-cap growth

Total Returns
Ten Years Ended October 31, 2011
Average
Annual Return
Explorer Fund Investor Shares	6.51%
Russell 2500 Growth Index	6.85
Small-Cap Growth Funds Average	4.72
Small-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

stocks, can help mitigate the risk that may come from investing in this segment of the market. Over time, we would expect the fund’s talented advisors to deliver better returns than those of the benchmark index.

Remember to focus on the power of diversification

The past year turned out to be another one of great volatility; it felt as if some of the anxiety of 2008 had returned. We understand that it’s difficult not to be discouraged when markets are shaky. But we would emphasize—as we always have—the importance of maintaining a prudent asset allocation of broadly diversified, low-cost investments regardless of the market environment.

In addition to maintaining appropriate diversification, it’s wise not to overreact to day-to-day, much less minute-to-minute, headlines. We’re convinced that investors stand a better chance of reaching their financial goals by keeping a long-term perspective.

A well-balanced portfolio can help cushion some of the market’s downward moves while letting you participate in its long-term potential for growth. With its low costs and broad diversification among small-cap growth stocks, Vanguard Explorer Fund can play an important role in such an investment plan.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 11, 2011

Advisors’ Report

For the 12 months ended October 31, 2011, Vanguard Explorer Fund returned almost 11% for both share classes. Your fund is managed by six independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table following this report lists the advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies. The advisors have provided the following assessment of the investment environment during the past 12 months and the notable successes and shortfalls in their portfolios. These comments were prepared on November 11, 2011.

Wellington Management Company, llp

Portfolio Manager:
Kenneth L. Abrams, Senior Vice President
and Equity Portfolio Manager

Equities posted mixed results for the period, advancing in the United States but declining on the whole in other parts of the developed world. For the fiscal year, capital markets have been driven largely by top-down macroeconomic factors. In such an environment, the U.S. small-capitalization market does not appear to be in control of its destiny. Regardless, we remain true to our process, using an opportunistic and flexible investment approach to build the portfolio from the bottom up, investing in small, high-quality companies.

Successes: Stock selection was particularly strong within the health care sector. Rising holdings such as Elan, Regeneron, and Exelixis added to the portfolio’s returns both on an absolute basis and in relation to the benchmark. Our selections among information technology, telecommunications services, and energy stocks also contributed.

Shortfalls: Allocation across sectors, a residual effect of our stock-by-stock decision-making process, hindered results. Security selection suffered within the consumer, industrials, and materials sectors, outweighing more favorable stock picks in other sectors. DreamWorks Animation was our biggest detractor. Retailer Talbots, which we eliminated during the period, also underperformed. Our new position in materials holding Ferro declined as well.

Granahan Investment Management, Inc.

Portfolio Manager:
Jack Granahan, CFA, Managing Partner

The first half of fiscal year 2011 was positive for small-cap growth stocks as the Fed’s quantitative easing kicked stocks into high gear. In the second half, however, the end of the quantitative easing program, concerns over a fading domestic recovery, and continued fears of a sovereign debt default in Greece drove the market down.

We have seen earnings growth moderate from the dazzling rebound growth rates of 2010, and our stocks have performed relatively well in this environment. Trailing

12-month earnings growth rates for small-caps are still high at 27%, especially when compared with the 18% year-over-year growth of large companies tracked by the S&P 500 Index. Valuations for our companies have moderated recently and are lower than those of the Russell 2500 Growth Index. U.S. corporations, particularly smaller companies, have strong balance sheets, revenue growth, and margins that are expanding.

Successes: Health care, materials, and technology were our strongest sectors. Biopharmaceutical companies Regeneron (products for inflammatory diseases) and Cubist (anti-infective products for acute care) led the health care outperformance. The materials and technology sectors were driven by strong merger-and-acquisition activity. We had 17 buyouts this past year, including Fronteer Gold in materials and NetLogic Microsystems (knowledge-based processors), Verigy, and Varian Semiconductor Equipment Associates (both semiconductor equipment companies) in technology.

Shortfalls: Although our best-performing stock, PriceSmart (warehouse clubs in Central America), was in the consumer sector, our performance in both discretionary and staples lagged the index. In consumer discretionary, Constant Contact and Vistaprint (micro- and small-business marketing companies) announced investment plans and a commensurate sacrifice of near-term earnings growth. In consumer staples, earnings growth for Ruddick, a grocery store operator, will be limited by food cost inflation. We have eliminated these names. Clearwire, in utilities, has been mired in negotiations with partners. The fundamentals of the 4G network underlying its business have improved over the last year, and we are holding the stock.

Kalmar Investment Advisers

Portfolio Manager:
Ford B. Draper, Jr., President and
Chief Investment Officer

The deepening Eurozone sovereign debt crisis is dominating world equity markets, producing extreme volatility and pushing Europe into recession. Meanwhile, China’s growth is slowing and the United States is struggling to move ahead, with encouraging recent signs. This level of turbulence makes both the economic and market outlook abnormally uncertain.

As we see it, all this reinforces the importance of owning stocks of high-quality, well-managed growth companies that possess the ability to gain competitive advantages during tough times and thus emerge stronger when the outlook improves. Moreover, given the market’s behavior, the stocks of such companies seem very cheap in a longer-term context and therefore appear to offer wonderful opportunities.

Successes: Our more notable winners included Alliance Data Systems, Herbalife, Ariba, Petrohawk Energy, Brigham Exploration, Gentex, and specialty retailer Tractor Supply.

Shortfalls: Our disappointments included Alpha Natural Resources, DeVry, Hospira, McDermott International, and Navistar.

Century Capital Management, LLC

Portfolio Manager:
Alexander L. Thorndike, Chief Investment
Officer and Managing Partner

The U.S. economic recovery is slowing, but we are not expecting a recession yet. The markets appear to be signaling an expectation that current trends will continue for the foreseeable future. With Europe likely heading into a recession, Asia’s economies slowing, and foreign exchange remaining volatile, we are more interested in domestic-oriented businesses.

On the positive side, valuations have dropped nearly to the levels we saw in late 2008 and early 2009. Generally, companies appear to be in great fiscal shape. Pricing power is a major focus, because we believe that the highest-quality companies are likely to improve their market share, reinvest in their business, and improve their profitability and competitive position during these challenging conditions.

Successes: Health care was our best-performing sector for the period, led by HealthSpring and Alexion Pharmaceuticals. The industrials sector also outperformed, aided by Ladish Co. and Chart Industries.

Shortfalls: Energy was the weakest sector, with Pioneer Drilling Co. and Carrizo Oil & Gas among the top detractors.

Financials also lagged, as Och-Ziff Capital Management Group and HFF underperformed.

Chartwell Investment Partners, L.P.

Portfolio Managers:
Edward N. Antoian, CFA, CPA,
Managing Partner

John A. Heffern, Managing Partner and
Senior Portfolio Manager

The investment environment remains volatile as global financial markets wrestle with government deficits that are forcing austerity measures, decelerating corporate earnings, and the absence of international consensus over the way forward. Against this backdrop, our portfolio decisions steadfastly reflect our bias toward quality, leadership, defensible margins, and a pattern of successful execution based on growth-oriented business models.

Successes: Ulta Salon Cosmetics & Fragrance was our top-performing holding, driven by superior earnings results. Also contributing were investments in two acquired companies: HealthSpring, a managed care provider, and NetLogic Microsystems, a semiconductor manufacturer.

Shortfalls: Our investment in Skilled Healthcare Group was adversely affected by a larger-than-expected Medicare rate cut, while Kforce, a temporary staffing company, was pressured by volume and margin uncertainty arising from a weak midyear earnings report.

Vanguard Quantitative Equity Group

Portfolio Manager:

James D. Troyer, CFA, Principal

What a contrast between the first half of the fiscal year and the second. After a strong early rally, the fund declined sharply from May through September, only to rebound in October.

Driving the pullback and increasing overall market volatility were the continued worries of a stalling U.S. economy, a lack of improvement in the employment picture, and the unresolved European sovereign debt crisis. Most economists are not forecasting a U.S. recession, although many have reduced their growth estimates for the next year or two, and this has cast a cloud of uncertainty over the near-term prospects for equities.

Small-cap growth stocks, the focus of your investment in the Explorer Fund, outperformed the broad market, led by the returns of consumer-oriented and energy firms. Telecommunications and financial company results lagged.

Successes: Our stock selections were strongest in the financial, technology, and consumer discretionary categories. In financials, World Acceptance Corp. and Credit Acceptance Corp. contributed most to our sector outperformance. Atmel Corp., Cardtronics, Manhattan Associates, and TIBCO Software were the largest contributors to our relative returns in technology, while Domino’s Pizza, Fossil, Polaris Industries, and Tempur-Pedic led in consumer discretionary.

Shortfalls: Our stock picks were most disappointing in consumer staples. The bulk of our underperformance in this sector resulted from underweighting Green Mountain Coffee Roasters, which rose more than 150% for the period.

Vanguard Explorer Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	28	2,523	Conducts research and analysis of individual
Company, LLP			companies to select stocks believed to have
			exceptional growth potential relative to their market
			valuations. Each stock is considered individually before
			purchase, and company developments are continually
			monitored for comparison with expectations for
			growth.
Granahan Investment	25	2,263	Bases its investment process on the beliefs that
Management, Inc.			earnings drive stock prices and that small, dynamic
			companies with exceptional growth prospects have the
			greatest long-term potential. A bottom-up, fundamental
			approach places companies in one of three life-cycle
			categories: pioneer, core growth, and special situation.
			In each, the process looks for companies with strong
			earnings growth potential and leadership in their
			markets.
Kalmar Investment Advisers	23	2,082	Employs a “growth with value” strategy using creative,
			bottom-up research to uncover vigorously growing,
			high-quality businesses whose stocks can also be
			bought inefficiently valued. The strategy has a dual
			objective of strong returns with lower risk.
Century Capital Management,	10	897	Employs a fundamental, bottom-up approach that
LLC			attempts to identify reasonably priced companies that
			will grow faster than the overall market. Companies
			also must have a superior return on equity, high
			recurring revenues, and improving margins.
Chartwell Investment Partners,	9	808	Uses a bottom-up, fundamental, research-driven
L.P.			stock-selection strategy focusing on companies with
			sustainable growth, strong management teams,
			competitive positions, and outstanding product and
			service offerings. These companies should continually
			demonstrate growth in earnings per share.
Vanguard Quantitative Equity	4	362	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings quality of companies as compared with
			their peers.
Cash Investments	1	218	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor also may maintain a modest cash
			position.

Explorer Fund

Fund Profile
As of October 31, 2011

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VEXPX	VEXRX
Expense Ratio[1]	0.49%	0.32%
30-Day SEC Yield	0.05%	0.22%

Portfolio Characteristics
		Russell	DJ
		2500	U.S. Total
		Growth	Market
	Fund	Index	Index
Number of Stocks	585	1,434	3,749
Median Market Cap	$2.2B	$2.6B	$30.4B
Price/Earnings Ratio	22.4x	23.7x	14.9x
Price/Book Ratio	2.5x	3.3x	2.1x
Return on Equity	10.9%	14.2%	19.1%
Earnings Growth Rate 11.0%		10.3%	7.2%
Dividend Yield	0.5%	0.8%	2.0%
Foreign Holdings	5.1%	0.0%	0.0%
Turnover Rate	89%	—	—
Short-Term Reserves	1.6%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		2500	U.S. Total
		Growth	Market
	Fund	Index	Index
Consumer
Discretionary	15.1%	15.0%	12.4%
Consumer Staples	2.6	3.8	10.1
Energy	7.4	8.7	10.7
Financials	6.7	8.1	15.1
Health Care	18.6	15.9	11.1
Industrials	17.0	16.5	10.9
Information
Technology	25.9	22.6	19.3
Materials	4.8	7.7	4.3
Telecommunication
Services	1.5	1.3	2.6
Utilities	0.4	0.4	3.5

Volatility Measures
		DJ
	U.S. Total
	Russell 2500	Market
	Growth Index	Index
R-Squared	1.00	0.93
Beta	0.97	1.13
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Alliance Data Systems	Data Processing &
Corp.	Outsourced
	Services	1.2%
VeriFone Systems Inc.	Data Processing &
	Outsourced
	Services	0.9
Cooper Cos Inc.	Health Care
	Supplies	0.9
Sapient Corp.	IT Consulting &
	Other Services	0.8
Bruker Corp.	Life Sciences Tools
	& Services	0.8
Ariba Inc.	Systems Software	0.8
TiVo Inc.	Application
	Software	0.7
Genesee & Wyoming
Inc. Class A	Railroads	0.7
Microsemi Corp.	Semiconductors	0.7
Life Time Fitness Inc.	Leisure Facilities	0.6
Top Ten		8.1%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 23, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2011, the expense ratios were 0.50% for Investor Shares and 0.34% for Admiral Shares.

Explorer Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2001, Through October 31, 2011
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended October 31, 2011
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Explorer Fund Investor Shares	10.76%	2.24%	6.51%	$18,797
••••••••	Dow Jones U.S. Total Stock Market
	Index	7.67	0.90	4.82	16,011
– – – –	Russell 2500 Growth Index	11.91	3.88	6.85	19,399
	Small-Cap Growth Funds Average	8.81	1.76	4.72	15,854
Small-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

			Since	Final Value
	One	Five	Inception	of a $50,000
	Year	Years	(11/12/2001)	Investment
Explorer Fund Admiral Shares	10.94%	2.42%	6.31%	$92,031
Dow Jones U.S. Total Stock Market
Index	7.67	0.90	4.31	76,178
Russell 2500 Growth Index	11.91	3.88	6.48	93,466
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Explorer Fund

Fiscal-Year Total Returns (%): October 31, 2001, Through October 31, 2011

Average Annual Total Returns: Periods Ended September 30, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	12/11/1967	-0.53%	0.16%	5.74%
Admiral Shares	11/12/2001	-0.36	0.34	4.81[1]
1 Return since inception.

Explorer Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of October 31, 2011

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market	Percentage
			Value	of Net
		Shares	($000)	Assets
Common Stocks
Consumer Discretionary
*	Life Time Fitness Inc.	1,346,145	58,059	0.6%
*	Cheesecake Factory Inc.	1,715,651	48,021	0.5%
	Gentex Corp.	1,423,455	42,875	0.5%
*	LKQ Corp.	1,455,520	42,472	0.5%
*	CarMax Inc.	1,406,070	42,266	0.5%
	Express Inc.	1,705,825	38,535	0.4%
*,^	Liz Claiborne Inc.	4,715,920	37,775	0.4%
	Aaron’s Inc.	1,354,290	36,241	0.4%
	Consumer Discretionary—Other †		982,986	10.7%
			1,329,230	14.5%
Consumer Staples
*	Smithfield Foods Inc.	1,693,950	38,724	0.4%
	Pricesmart Inc.	464,890	35,350	0.4%
	Consumer Staples—Other †		152,271	1.7%
			226,345	2.5%
Energy
*	Superior Energy Services Inc.	1,704,480	47,930	0.6%
*	Key Energy Services Inc.	2,941,775	38,037	0.4%
	Core Laboratories NV	345,491	37,403	0.4%
*	Carrizo Oil & Gas Inc.	1,315,230	35,774	0.4%
	Energy—Other †		494,945	5.4%
			654,089	7.2%
Exchange-Traded Funds
1	Vanguard Small-Cap ETF	865,083	61,205	0.7%
^,1	Vanguard Small-Cap Growth ETF	713,200	55,444	0.6%
^	iShares Russell 2000 Index Fund	508,160	37,588	0.4%
			154,237	1.7%

Explorer Fund

			Market	Percentage
			Value	of Net
		Shares	($000)	Assets
Financials
	Cash America International Inc.	826,248	45,237	0.5%
*,2	HFF Inc. Class A	3,152,558	34,678	0.4%
	Financials—Other †		479,673	5.2%
			559,588	6.1%
Health Care
	Cooper Cos. Inc.	1,131,888	78,440	0.9%
*	Bruker Corp.	5,085,100	73,378	0.8%
*	Coventry Health Care Inc.	1,791,685	56,994	0.6%
*	Alkermes plc	3,176,235	55,552	0.6%
*	Health Management Associates Inc. Class A	6,252,187	54,769	0.6%
*	Elan Corp. plc ADR	4,506,888	54,038	0.6%
*	Salix Pharmaceuticals Ltd.	1,571,965	53,848	0.6%
*	Healthspring Inc.	854,410	46,087	0.5%
	Universal Health Services Inc. Class B	982,600	39,275	0.4%
*	Seattle Genetics Inc.	1,637,664	36,029	0.4%
	Health Care—Other †		1,098,210	12.0%
			1,646,620	18.0%
Industrials
*	Genesee & Wyoming Inc. Class A	1,109,985	65,722	0.7%
	Kennametal Inc.	1,485,027	57,753	0.6%
*	IHS Inc. Class A	576,140	48,390	0.5%
	Belden Inc.	1,364,800	44,056	0.5%
	Triumph Group Inc.	743,050	43,171	0.5%
	MSC Industrial Direct Co. Class A	606,005	41,214	0.5%
*	BE Aerospace Inc.	1,018,842	38,441	0.4%
	Chicago Bridge & Iron Co. NV	1,046,761	38,290	0.4%
*	Corrections Corp. of America	1,576,185	35,039	0.4%
	Industrials—Other †		1,082,442	11.8%
			1,494,518	16.3%
Information Technology
*	Alliance Data Systems Corp.	1,028,170	105,326	1.1%
*	VeriFone Systems Inc.	1,895,905	80,026	0.9%
	Sapient Corp.	6,082,590	75,181	0.8%
*	Ariba Inc.	2,314,947	73,338	0.8%
*,2	TiVo Inc.	6,112,920	66,203	0.7%
*	Microsemi Corp.	3,363,335	62,087	0.7%
	MKS Instruments Inc.	1,956,970	52,134	0.6%
*	Teradyne Inc.	3,536,920	50,649	0.5%
*	RF Micro Devices Inc.	6,106,515	44,822	0.5%
*	Rovi Corp.	892,060	44,193	0.5%
*	MICROS Systems Inc.	856,771	42,170	0.5%
*	Parametric Technology Corp.	1,934,346	40,292	0.4%
	Syntel Inc.	796,225	38,935	0.4%
	j2 Global Communications Inc.	1,136,950	34,995	0.4%
*	IAC/InterActiveCorp	854,675	34,896	0.4%
	Information Technology—Other †		1,453,726	15.9%
			2,298,973	25.1%

Explorer Fund

				Market	Percentage
				Value	of Net
			Shares	($000)	Assets
Materials
Silgan Holdings Inc.			980,290	36,800	0.4%
Materials—Other †				384,773	4.2%
				421,573	4.6%

Telecommunication Services †				132,128	1.5%

Utilities †				29,095	0.3%
Total Common Stocks (Cost $7,639,361)				8,946,396	97.8%[3]

	Coupon
Temporary Cash Investments
Money Market Fund
4,5 Vanguard Market Liquidity Fund	0.128%		268,647,027	268,647	2.9%

			Face
		Maturity	Amount
		Date	($000)
Repurchase Agreement
Deutsche Bank Securities, Inc.
(Dated 10/31/11, Repurchase
Value $21,600,000, collateralized
by Government National
Mortgage Assn.
4.500%, 8/20/41)	0.110%	11/1/11	21,600	21,600	0.2%

6U.S. Government and Agency Obligations †				15,597	0.2%
Total Temporary Cash Investments (Cost $305,846)				305,844	3.3%[3]
Total Investments (Cost $7,945,207)				9,252,240	101.1%
Other Assets and Liabilities
Other Assets				147,483	1.6%
Liabilities[5]				(247,218)	(2.7%)
				(99,735)	(1.1%)
Net Assets				9,152,505	100.0%

Explorer Fund

At October 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	8,056,173
Overdistributed Net Investment Income	(3,542)
Accumulated Net Realized Losses	(206,462)
Unrealized Appreciation (Depreciation)
Investment Securities	1,307,033
Futures Contracts	(718)
Foreign Currencies	21
Net Assets	9,152,505

Investor Shares—Net Assets
Applicable to 80,305,460 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,864,187
Net Asset Value Per Share—Investor Shares	$73.02

Admiral Shares—Net Assets
Applicable to 48,329,276 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,288,318
Net Asset Value Per Share—Admiral Shares	$68.04

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $58,720,000.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.8% and 2.3%, respectively, of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $61,897,000 of collateral received for securities on loan.
6 Securities with a value of $12,598,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Statement of Operations

Year Ended
October 31, 2011
($000)
Investment Income
Income
Dividends[1,2]	57,123
Interest[2]	601
Security Lending	2,787
Total Income	60,511
Expenses
Investment Advisory Fees—Note B
Basic Fee	20,200
Performance Adjustment	(56)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	17,329
Management and Administrative—Admiral Shares	3,620
Marketing and Distribution—Investor Shares	1,438
Marketing and Distribution—Admiral Shares	756
Custodian Fees	202
Auditing Fees	38
Shareholders’ Reports—Investor Shares	151
Shareholders’ Reports—Admiral Shares	29
Trustees’ Fees and Expenses	23
Total Expenses	43,730
Expenses Paid Indirectly	(405)
Net Expenses	43,325
Net Investment Income	17,186
Realized Net Gain (Loss)
Investment Securities Sold[2]	1,387,581
Futures Contracts	18,176
Foreign Currencies	(112)
Realized Net Gain (Loss)	1,405,645
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(406,004)
Futures Contracts	(5,747)
Foreign Currencies	21
Change in Unrealized Appreciation (Depreciation)	(411,730)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,011,101
1 Dividends are net of foreign withholding taxes of $217,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $2,079,000,
$537,000, and ($11,473,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	17,186	21,883
Realized Net Gain (Loss)	1,405,645	666,088
Change in Unrealized Appreciation (Depreciation)	(411,730)	1,406,632
Net Increase (Decrease) in Net Assets Resulting from Operations	1,011,101	2,094,603
Distributions
Net Investment Income
Investor Shares	(9,771)	(10,678)
Admiral Shares	(9,545)	(7,955)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(19,316)	(18,633)
Capital Share Transactions
Investor Shares	(1,113,873)	(865,430)
Admiral Shares	121,274	13,342
Net Increase (Decrease) from Capital Share Transactions	(992,599)	(852,088)
Total Increase (Decrease)	(814)	1,223,882
Net Assets
Beginning of Period	9,153,319	7,929,437
End of Period[1]	9,152,505	9,153,319
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($3,542,000) and ($1,300,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$66.02	$51.77	$45.54	$83.93	$80.26
Investment Operations
Net Investment Income	. 077.109		.178	. 295	. 362
Net Realized and Unrealized Gain (Loss)
on Investments	7.029	14.239	6.334	(31.589)	11.052
Total from Investment Operations	7.106	14.348	6.512	(31.294)	11.414
Distributions
Dividends from Net Investment Income	(.106)	(. 098)	(. 282)	(. 310)	(. 320)
Distributions from Realized Capital Gains	—	—	—	(6.786)	(7.424)
Total Distributions	(.106)	(. 098)	(. 282)	(7.096)	(7.744)
Net Asset Value, End of Period	$73.02	$66.02	$51.77	$45.54	$83.93

Total Return[1]	10.76%	27.74%	14.46%	-40.17%	15.31%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,864	$6,290	$5,677	$5,026	$8,937
Ratio of Total Expenses to
Average Net Assets[2]	0.50%	0.49%	0.54%	0.44%	0.41%
Ratio of Net Investment Income to
Average Net Assets	0.12%	0.19%	0.38%	0.40%	0.44%
Portfolio Turnover Rate	89%[3]	82%	95%	112%	90%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.01%), (0.01%), (0.02%) and (0.04%).
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$61.50	$48.21	$42.45	$78.25	$74.82
Investment Operations
Net Investment Income	.179	. 206	. 246	. 385	. 478
Net Realized and Unrealized Gain (Loss)
on Investments	6.550	13.259	5.881	(29.442)	10.299
Total from Investment Operations	6.729	13.465	6.127	(29.057)	10.777
Distributions
Dividends from Net Investment Income	(.189)	(.175)	(. 367)	(. 427)	(. 437)
Distributions from Realized Capital Gains	—	—	—	(6.316)	(6.910)
Total Distributions	(.189)	(.175)	(. 367)	(6.743)	(7.347)
Net Asset Value, End of Period	$68.04	$61.50	$48.21	$42.45	$78.25

Total Return	10.94%	27.98%	14.66%	-40.07%	15.53%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,288	$2,864	$2,252	$2,023	$3,652
Ratio of Total Expenses to
Average Net Assets[1]	0.34%	0.32%	0.34%	0.26%	0.23%
Ratio of Net Investment Income to
Average Net Assets	0.28%	0.36%	0.58%	0.58%	0.62%
Portfolio Turnover Rate	89%[2]	82%	95%	112%	90%
1 Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.01%), (0.01%), (0.02%), and (0.04%).
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Notes to Financial Statements

Vanguard Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Explorer Fund

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral, however such action may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Granahan Investment Management, Inc., Wellington Management Company, LLP, Kalmar Investment Advisers, Chartwell Investment Partners, L.P., and Century Capital Management, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Granahan Investment Management, Inc., Kalmar Investment Advisers, Wellington Management Company, LLP, and Chartwell Investment Partners, L.P. are subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2500 Growth Index. The basic fee for Century Capital Management, LLC, is subject to quarterly adjustments based on performance for the preceding three years relative to a 50/50 blend of the Russell 2500 Index and Russell 2500 Growth Index.

Explorer Fund

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $463,000 for the year ended October 31, 2011.

For the year ended October 31, 2011, the aggregate investment advisory fee represented an effective annual basic rate of 0.21% of the fund’s average net assets, before a decrease of $56,000 (0.00%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2011, the fund had contributed capital of $1,387,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.55% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2011, these arrangements reduced the fund’s expenses by $405,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	8,906,210	40,186	—
Temporary Cash Investments	268,647	37,197	—
Futures Contracts—Assets[1]	1,126	—	—
Futures Contracts—Liabilities[1]	(4,696)	—	—
Total	9,171,287	77,383	—
1 Represents variation margin on the last day of the reporting period.

Explorer Fund

F. At October 31, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	December 2011	1,098	81,175	(2,745)
E-mini S&P MidCap 400 Index	December 2011	215	19,051	2,027

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2011, the fund realized net foreign currency losses of $112,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to overdistributed net investment income.

During the year ended October 31, 2011, the fund realized $40,256,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at October 31, 2011, the fund had $16,189,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $192,848,000 to offset future net capital gains through October 31, 2017.

At October 31, 2011, the cost of investment securities for tax purposes was $7,959,713,000. Net unrealized appreciation of investment securities for tax purposes was $1,292,527,000, consisting of unrealized gains of $1,875,572,000 on securities that had risen in value since their purchase and $583,045,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended October 31, 2011, the fund purchased $8,496,165,000 of investment securities and sold $9,376,119,000 of investment securities, other than temporary cash investments. Realized net gains for the twelve months ended October 31, 2011, include $6,566,000 received from AXA Rosenberg Investment Management, a former investment advisor to the fund, as a result of a settlement with the Securities and Exchange Commission related to a coding error in its quantitative investment process. The settlement proceeds represent 0.07% of the fund’s average net assets for the twelve months ended October 31, 2011.

Explorer Fund

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Oct. 31, 2010		Proceeds from		Oct. 31, 2011
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
ABIOMED Inc.	20,101	1,694	9,493	—	NA1
Beacon Roofing Supply Inc.	38,932	32,290	55,314	—	NA1
HFF Inc. Class A	NA2	44,186	1,648	—	34,678
Liz Claiborne Inc.	NA3	19,012	4,486	—	NA3
Sabra Healthcare REIT Inc.	NA3	10,733	12,293	835	NA3
TiVo Inc.	NA2	18,626	15,913	—	66,203
Vonage Holdings Corp.	NA3	18,415	5,873	—	NA3
	59,033			835	100,881

1 Not applicable—At October 31, 2011, the security was still held, but the issuer was no longer an affiliated company of the fund.
2 Not applicable—At October 31, 2010, the issuer was not an affiliated company of the fund.
3 Not applicable—At October 31, 2010, and October 31, 2011, the issuer was not an affiliated company of the fund, but it was affiliated during the period.

J. Capital share transactions for each class of shares were:

	Year Ended October 31,
	2011		2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,036,029	14,148	836,502	13,941
Issued in Lieu of Cash Distributions	9,647	133	10,536	182
Redeemed	(2,159,549)	(29,243)	(1,712,468)	(28,532)
Net Increase (Decrease)—Investor Shares	(1,113,873)	(14,962)	(865,430)	(14,409)
Admiral Shares
Issued	1,282,862	18,703	578,617	10,179
Issued in Lieu of Cash Distributions	8,743	130	7,302	135
Redeemed	(1,170,331)	(17,067)	(572,577)	(10,460)
Net Increase (Decrease)—Admiral Shares	121,274	1,766	13,342	(146)

K. In preparing the financial statements as of October 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Trustees and Shareholders of Vanguard Explorer Fund:

In our opinion, the accompanying statement of net assets-investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Explorer Fund (the “Fund”) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 12, 2011

Special 2011 tax information (unaudited) for Vanguard Explorer Fund

This information for the fiscal year ended October 31, 2011, is included pursuant to provisions of the
Internal Revenue Code.

The fund distributed $19,316,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any)
qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2011. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Explorer Fund Investor Shares
Periods Ended October 31, 2011

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	10.76%	2.24%	6.51%
Returns After Taxes on Distributions	10.74	1.51	5.96
Returns After Taxes on Distributions and Sale of Fund Shares	7.03	1.75	5.59

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended October 31, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Explorer Fund	4/30/2011	10/31/2011	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$887.67	$2.38
Admiral Shares	1,000.00	888.37	1.62
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.68	$2.55
Admiral Shares	1,000.00	1,023.49	1.73

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.50% for Investor Shares and 0.34% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds; excluding inflation for inflation-protected securities), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School (retired July 2011); Chief Investment
Officer and co-Managing Partner of HighVista	Heidi Stam
Strategies LLC (private investment firm); Director of	Born 1956. Secretary Since July 2005. Principal
Rand Merchant Bank; Overseer of the Museum of	Occupation(s) During the Past Five Years: Managing
Fine Arts Boston.	Director of The Vanguard Group, Inc., since 2006;
General Counsel of The Vanguard Group since 2005;
Alfred M. Rankin, Jr.	Secretary of The Vanguard Group and of each of the
Born 1941. Trustee Since January 1993. Principal	investment companies served by The Vanguard Group
Occupation(s) During the Past Five Years: Chairman,	since 2005; Director and Senior Vice President of
President, and Chief Executive Officer of NACCO	Vanguard Marketing Corporation since 2005;
Industries, Inc. (forklift trucks/housewares/lignite);	Principal of The Vanguard Group (1997–2006).
Director of Goodrich Corporation (industrial products/
aircraft systems and services) and the National
Association of Manufacturers; Chairman of the	Vanguard Senior Management Team
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of	R. Gregory Barton	Chris D. McIsaac
the Board of The Cleveland Museum of Art.	Mortimer J. Buckley	Michael S. Miller
	Kathleen C. Gubanich	James M. Norris
Peter F. Volanakis	Paul A. Heller	Glenn W. Reed
Born 1955. Trustee Since July 2009. Principal	Martha G. King	George U. Sauter
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director of	Chairman Emeritus and Senior Advisor
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	John J. Brennan
Business Administration at Dartmouth College.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Executive Officers
Founder
Glenn Booraem
Born 1967. Controller Since July 2010. Principal	John C. Bogle
Occupation(s) During the Past Five Years: Principal	Chairman and Chief Executive Officer, 1974–1996
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q240 122011

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2011

			Market
			Value
		Shares	($000)

Common Stocks (97.8%)[1]
Consumer Discretionary (14.5%)
*	Life Time Fitness Inc.	1,346,145	58,059
*	Cheesecake Factory Inc.	1,715,651	48,021
	Gentex Corp.	1,423,455	42,875
*	LKQ Corp.	1,455,520	42,472
*	CarMax Inc.	1,406,070	42,266
	Express Inc.	1,705,825	38,535
*,^	Liz Claiborne Inc.	4,715,920	37,775
	Aaron's Inc.	1,354,290	36,241
*	Steven Madden Ltd.	940,627	34,709
	Tractor Supply Co.	488,980	34,688
	Lennar Corp. Class A	1,875,290	31,017
*	Urban Outfitters Inc.	1,122,695	30,593
	DSW Inc. Class A	577,550	30,229
*	Bally Technologies Inc.	810,860	29,410
*	TRW Automotive Holdings Corp.	686,131	28,886
	Williams-Sonoma Inc.	728,059	27,331
*	DreamWorks Animation SKG Inc. Class A	1,430,140	26,529
*	O'Reilly Automotive Inc.	339,711	25,835
*	MGM Resorts International	2,238,450	25,787
	Cinemark Holdings Inc.	1,245,050	25,735
	DeVry Inc.	679,195	25,592
*	Pier 1 Imports Inc.	2,002,923	25,057
*	Pulte Group Inc.	4,791,915	24,822
*	Buffalo Wild Wings Inc.	336,050	22,253
	Texas Roadhouse Inc. Class A	1,482,060	21,238
*	AMC Networks Inc. Class A	650,000	21,203
*	Live Nation Entertainment Inc.	2,179,380	20,464
	Service Corp. International	2,002,130	20,021
*	Steiner Leisure Ltd.	410,000	19,754
*	Dana Holding Corp.	1,352,800	19,129
*	Sally Beauty Holdings Inc.	976,665	18,742
*	Select Comfort Corp.	855,650	17,772
	Belo Corp. Class A	2,758,200	17,487
*	GameStop Corp. Class A	676,695	17,303
*	GNC Holdings Inc. Class A	667,507	16,521
	Men's Wearhouse Inc.	511,600	15,798
*	Carter's Inc.	394,700	15,034
*	Fossil Inc.	140,330	14,547
	MDC Partners Inc. Class A	796,227	13,408
*,^	Dunkin' Brands Group Inc.	437,465	12,735
*	Coinstar Inc.	261,471	12,483
*	Tempur-Pedic International Inc.	169,065	11,507
	Tiffany & Co.	144,000	11,481
*	American Public Education Inc.	317,150	11,357
*	Crocs Inc.	589,085	10,409
*	Pinnacle Entertainment Inc.	918,162	10,394
*	Genesco Inc.	171,775	10,124
	Group 1 Automotive Inc.	218,041	9,934
*	WMS Industries Inc.	425,894	9,331
*	K12 Inc.	259,478	9,095
*	Domino's Pizza Inc.	259,981	8,327
*	JOS A Bank Clothiers Inc.	150,000	8,016
	Bebe Stores Inc.	1,103,350	7,922
*	BJ's Restaurants Inc.	145,000	7,675
	Chico's FAS Inc.	620,900	7,674
	Monro Muffler Brake Inc.	198,125	7,348
*	Lululemon Athletica Inc.	130,000	7,342
*	Shutterfly Inc.	164,150	6,840
*	Peet's Coffee & Tea Inc.	106,894	6,811
*	SodaStream International Ltd.	175,000	5,964
*	Zagg Inc.	431,500	5,821

1

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2011

			Market
			Value
		Shares	($000)
*	ITT Educational Services Inc.	93,904	5,818
*	Hibbett Sports Inc.	140,613	5,792
	Weight Watchers International Inc.	75,500	5,634
*	Modine Manufacturing Co.	456,500	4,825
	Brunswick Corp.	244,795	4,323
	Strayer Education Inc.	50,000	4,261
	DR Horton Inc.	357,500	3,979
	PetSmart Inc.	72,595	3,408
	Polaris Industries Inc.	51,158	3,240
	John Wiley & Sons Inc. Class A	48,777	2,320
*	Ulta Salon Cosmetics & Fragrance Inc.	34,197	2,301
	Brinker International Inc.	97,299	2,228
*	Capella Education Co.	63,800	2,221
*	ANN Inc.	83,171	2,216
*	Sirius XM Radio Inc.	1,015,000	1,817
	Finish Line Inc. Class A	89,956	1,808
	Ameristar Casinos Inc.	96,100	1,778
	Hillenbrand Inc.	65,600	1,385
	Sinclair Broadcast Group Inc. Class A	143,800	1,378
*	Warnaco Group Inc.	27,552	1,353
	Foot Locker Inc.	56,300	1,231
	Harman International Industries Inc.	24,100	1,040
*	Goodyear Tire & Rubber Co.	55,300	794
*	Dick's Sporting Goods Inc.	20,000	782
*	Conn's Inc.	50,500	465
*	American Axle & Manufacturing Holdings Inc.	40,000	388
	Sotheby's	9,082	320
*	Tenneco Inc.	6,777	222
*	Vitamin Shoppe Inc.	4,600	174
*	Krispy Kreme Doughnuts Inc. Warrants Exp. 03/02/2012	8,183	1
			1,329,230
Consumer Staples (2.5%)
*	Smithfield Foods Inc.	1,693,950	38,724
	Pricesmart Inc.	464,890	35,350
	Herbalife Ltd.	559,493	34,890
	Nu Skin Enterprises Inc. Class A	642,707	32,476
*	Cott Corp.	3,131,764	22,173
*	United Natural Foods Inc.	598,194	21,840
*,^	Boston Beer Co. Inc. Class A	83,453	7,384
*	Hansen Natural Corp.	77,200	6,878
	McCormick & Co. Inc.	134,450	6,529
*	Green Mountain Coffee Roasters Inc.	100,000	6,502
	Diamond Foods Inc.	90,000	5,918
	B&G Foods Inc. Class A	110,140	2,337
*	Rite Aid Corp.	1,249,900	1,450
	Church & Dwight Co. Inc.	27,800	1,228
*	Darling International Inc.	55,500	778
	Lancaster Colony Corp.	8,220	547
*	Smart Balance Inc.	75,800	496
	Ruddick Corp.	10,300	450
	Vector Group Ltd.	22,470	395
			226,345
Energy (7.2%)
*	Superior Energy Services Inc.	1,704,480	47,930
*	Key Energy Services Inc.	2,941,775	38,037
	Core Laboratories NV	345,491	37,403
*	Carrizo Oil & Gas Inc.	1,315,230	35,774
*	Hornbeck Offshore Services Inc.	988,070	32,448
*	Rosetta Resources Inc.	672,600	29,823
	Tidewater Inc.	550,095	27,081
*	SandRidge Energy Inc.	3,338,565	25,573
*	Atwood Oceanics Inc.	573,441	24,509
*	Comstock Resources Inc.	1,339,030	24,424
*	Quicksilver Resources Inc.	3,063,600	23,590

2

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2011

			Market
			Value
		Shares	($000)
*	ION Geophysical Corp.	3,081,495	23,481
*	Tetra Technologies Inc.	2,285,416	21,711
*	Kodiak Oil & Gas Corp.	3,003,688	20,756
*	Brigham Exploration Co.	501,640	18,267
*	Southwestern Energy Co.	397,625	16,716
*	Clean Energy Fuels Corp.	1,318,620	15,586
*	Complete Production Services Inc.	425,640	13,961
	Niko Resources Ltd.	240,475	13,334
*	Tesco Corp.	842,297	13,030
*	Rex Energy Corp.	810,410	12,545
*	Whiting Petroleum Corp.	264,900	12,331
	RPC Inc.	637,029	11,830
*	McDermott International Inc.	1,068,590	11,733
*	Pioneer Drilling Co.	1,179,350	11,664
*	Newpark Resources Inc.	1,268,120	11,324
*	Oasis Petroleum Inc.	373,750	10,966
	Cabot Oil & Gas Corp.	128,700	10,003
	SM Energy Co.	106,467	8,827
	Berry Petroleum Co. Class A	235,450	8,135
	Oceaneering International Inc.	140,740	5,887
*	Basic Energy Services Inc.	280,950	5,153
	CARBO Ceramics Inc.	35,319	4,798
	HollyFrontier Corp.	110,746	3,399
*	C&J Energy Services Inc.	185,650	3,130
	Golar LNG Ltd.	62,200	2,515
*	CVR Energy Inc.	87,800	2,174
*	Gulfport Energy Corp.	69,300	2,158
*	Stone Energy Corp.	78,900	1,916
*	Western Refining Inc.	118,100	1,887
*	Energy XXI Bermuda Ltd.	64,000	1,880
	W&T Offshore Inc.	82,328	1,621
*	Clayton Williams Energy Inc.	23,032	1,505
*	Mitcham Industries Inc.	102,800	1,499
	Patterson-UTI Energy Inc.	68,800	1,398
*	Cloud Peak Energy Inc.	14,313	329
	Helmerich & Payne Inc.	900	48
			654,089
Exchange-Traded Funds (1.7%)
2	Vanguard Small-Cap ETF	865,083	61,205
^,2	Vanguard Small-Cap Growth ETF	713,200	55,444
^	iShares Russell 2000 Index Fund	508,160	37,588
			154,237
Financials (6.1%)
	Cash America International Inc.	826,248	45,237
*,3	HFF Inc. Class A	3,152,558	34,678
*	NASDAQ OMX Group Inc.	1,348,777	33,787
*	Affiliated Managers Group Inc.	318,875	29,531
	International Bancshares Corp.	1,568,125	28,414
*	National Financial Partners Corp.	1,876,647	25,654
*	First Republic Bank	876,717	24,285
	East West Bancorp Inc.	1,213,092	23,619
	MFA Financial Inc.	3,464,025	23,382
	Evercore Partners Inc. Class A	851,500	23,365
	Redwood Trust Inc.	1,992,185	23,149
*	Signature Bank	410,325	22,876
	National Penn Bancshares Inc.	2,917,028	22,753
	Och-Ziff Capital Management Group LLC Class A	2,055,150	22,422
*	LPL Investment Holdings Inc.	772,335	22,406
	Mid-America Apartment Communities Inc.	337,875	21,083
	MB Financial Inc.	1,056,090	17,499
	PS Business Parks Inc.	320,443	17,057
*	eHealth Inc.	1,055,225	15,670
	Jefferies Group Inc.	983,713	13,044
	Essex Property Trust Inc.	82,300	11,749

3

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2011

		Market
		Value
	Shares	($000)
Cardinal Financial Corp.	926,612	9,952
Alterra Capital Holdings Ltd.	277,190	6,010
Tanger Factory Outlet Centers	152,350	4,290
Brown & Brown Inc.	179,775	3,969
First Midwest Bancorp Inc.	429,947	3,874
Rayonier Inc.	56,327	2,351
* World Acceptance Corp.	31,476	2,129
Validus Holdings Ltd.	68,680	1,879
QC Holdings Inc.	566,930	1,848
* Ezcorp Inc. Class A	66,529	1,848
* Credit Acceptance Corp.	25,853	1,782
Nelnet Inc. Class A	80,976	1,739
* First Cash Financial Services Inc.	37,261	1,546
Bank of the Ozarks Inc.	50,250	1,250
Highwoods Properties Inc.	39,800	1,233
Camden Property Trust	19,000	1,152
CBL & Associates Properties Inc.	72,900	1,121
Omega Healthcare Investors Inc.	57,600	1,023
Potlatch Corp.	30,737	998
National Health Investors Inc.	22,200	992
Digital Realty Trust Inc.	15,765	983
* CBRE Group Inc. Class A	53,874	958
Extra Space Storage Inc.	42,300	953
Federal Realty Investment Trust	8,500	755
Advance America Cash Advance Centers Inc.	71,900	606
Universal Health Realty Income Trust	15,900	604
Apartment Investment & Management Co.	20,000	493
Erie Indemnity Co. Class A	5,900	466
* Tejon Ranch Co.	16,300	424
Amtrust Financial Services Inc.	11,200	284
Washington Real Estate Investment Trust	7,500	217
* Investors Bancorp Inc.	14,300	199
		559,588
Health Care (18.0%)
Cooper Cos. Inc.	1,131,888	78,440
* Bruker Corp.	5,085,100	73,378
* Coventry Health Care Inc.	1,791,685	56,994
* Alkermes plc	3,176,235	55,552
* Health Management Associates Inc. Class A	6,252,187	54,769
* Elan Corp. plc ADR	4,506,888	54,038
* Salix Pharmaceuticals Ltd.	1,571,965	53,848
* Healthspring Inc.	854,410	46,087
Universal Health Services Inc. Class B	982,600	39,275
* Seattle Genetics Inc.	1,637,664	36,029
* Cubist Pharmaceuticals Inc.	879,380	33,249
* Henry Schein Inc.	451,150	31,274
* Luminex Corp.	1,422,590	31,240
* ResMed Inc.	1,087,250	30,769
* BioMarin Pharmaceutical Inc.	889,700	30,348
* Health Net Inc.	1,081,310	30,050
* Allscripts Healthcare Solutions Inc.	1,569,095	30,048
* Kindred Healthcare Inc.	2,558,619	29,808
* Bio-Rad Laboratories Inc. Class A	283,810	28,253
DENTSPLY International Inc.	746,350	27,585
Pharmaceutical Product Development Inc.	820,250	27,060
* ICON plc ADR	1,600,445	26,887
* Onyx Pharmaceuticals Inc.	644,500	26,379
* Alexion Pharmaceuticals Inc.	380,350	25,677
West Pharmaceutical Services Inc.	639,750	24,867
* Mettler-Toledo International Inc.	161,359	24,785
* ABIOMED Inc.	1,570,213	23,647
* Edwards Lifesciences Corp.	310,200	23,395
* Insulet Corp.	1,384,215	22,590
* PAREXEL International Corp.	1,000,225	22,035

4

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2011

			Market
			Value
		Shares	($000)
*	WellCare Health Plans Inc.	427,215	20,938
*	MWI Veterinary Supply Inc.	276,038	20,841
*	Jazz Pharmaceuticals Inc.	508,300	19,803
*	Volcano Corp.	779,640	19,436
*	Sirona Dental Systems Inc.	394,628	18,903
*	Questcor Pharmaceuticals Inc.	442,474	17,969
*	Regeneron Pharmaceuticals Inc.	318,451	17,610
*	IPC The Hospitalist Co. Inc.	404,200	16,948
*	Covance Inc.	326,057	16,541
*	Gen-Probe Inc.	273,005	16,408
*	Brookdale Senior Living Inc. Class A	984,850	16,329
*	Amylin Pharmaceuticals Inc.	1,403,110	16,164
*	QIAGEN NV	1,097,600	15,125
	Quality Systems Inc.	363,600	14,148
*	Warner Chilcott plc Class A	777,600	14,090
	Hikma Pharmaceuticals plc	1,300,350	14,084
*	Momenta Pharmaceuticals Inc.	945,290	13,990
*	NxStage Medical Inc.	592,304	13,617
	Patterson Cos. Inc.	415,800	13,085
*	WuXi PharmaTech Cayman Inc. ADR	1,027,450	12,771
*,^	Cadence Pharmaceuticals Inc.	2,168,394	12,642
	Invacare Corp.	556,249	12,488
	Hill-Rom Holdings Inc.	369,975	12,457
*	Akorn Inc.	1,361,285	12,238
*	Targacept Inc.	685,636	12,067
*	Cyberonics Inc.	414,600	11,941
*	SXC Health Solutions Corp.	247,642	11,595
*	Nektar Therapeutics	2,137,500	11,585
*	Exelixis Inc.	1,489,045	11,510
*	Ardea Biosciences Inc.	572,640	11,401
*	Immunogen Inc.	823,400	11,182
*	Align Technology Inc.	478,000	11,008
*	Catalyst Health Solutions Inc.	195,764	10,761
*	Incyte Corp. Ltd.	748,630	10,309
*	Isis Pharmaceuticals Inc.	824,939	6,839
*	Cepheid Inc.	155,264	5,571
*	Air Methods Corp.	56,400	4,558
*	SonoSite Inc.	139,000	4,308
*	NPS Pharmaceuticals Inc.	476,195	2,462
*	Impax Laboratories Inc.	119,660	2,263
*	Charles River Laboratories International Inc.	69,700	2,250
*	United Therapeutics Corp.	51,374	2,247
	STERIS Corp.	70,203	2,175
*	Medicines Co.	113,154	2,118
*	Team Health Holdings Inc.	101,500	2,063
	Chemed Corp.	34,506	2,048
*	AMERIGROUP Corp.	36,164	2,012
*	AVEO Pharmaceuticals Inc.	118,300	1,900
*	AMN Healthcare Services Inc.	388,253	1,840
	Medicis Pharmaceutical Corp. Class A	47,800	1,830
	Perrigo Co.	18,092	1,633
*	Orthofix International NV	44,000	1,545
*	Molina Healthcare Inc.	49,750	1,054
*	Kinetic Concepts Inc.	11,700	800
*	Array Biopharma Inc.	266,145	641
*	Arthrocare Corp.	19,650	592
*	IDEXX Laboratories Inc.	7,757	558
	PDL BioPharma Inc.	84,500	513
*,^	PharmAthene Inc.	266,700	453
	Computer Programs & Systems Inc.	7,600	388
*	Spectrum Pharmaceuticals Inc.	31,000	344
*	Columbia Laboratories Inc.	135,500	343
*	Hi-Tech Pharmacal Co. Inc.	8,200	291
*	Genomic Health Inc.	12,692	272

5

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2011

			Market
			Value
		Shares	($000)
	Atrion Corp.	1,000	225
*	Tornier NV	6,195	144
			1,646,620
Industrials (16.3%)
*	Genesee & Wyoming Inc. Class A	1,109,985	65,722
	Kennametal Inc.	1,485,027	57,753
*	IHS Inc. Class A	576,140	48,390
	Belden Inc.	1,364,800	44,056
	Triumph Group Inc.	743,050	43,171
	MSC Industrial Direct Co. Class A	606,005	41,214
*	BE Aerospace Inc.	1,018,842	38,441
	Chicago Bridge & Iron Co. NV	1,046,761	38,290
*	Corrections Corp. of America	1,576,185	35,039
*	RBC Bearings Inc.	833,344	33,750
*	Middleby Corp.	394,485	33,247
*	Kansas City Southern	515,265	32,549
*	Teledyne Technologies Inc.	589,110	32,089
	Pentair Inc.	870,680	31,301
	Progressive Waste Solutions Ltd.	1,448,405	30,489
*	AerCap Holdings NV	2,426,916	28,783
	Manpower Inc.	659,960	28,471
	Lennox International Inc.	798,365	25,699
*	EnerSys	1,132,140	25,507
	Knight Transportation Inc.	1,677,025	25,491
	Armstrong World Industries Inc.	593,995	25,298
*	Meritor Inc.	2,540,125	24,182
*	Swift Transportation Co.	2,570,530	22,878
*	US Airways Group Inc.	3,920,605	22,622
	Con-way Inc.	753,410	22,203
	United Stationers Inc.	686,500	21,838
*	Huron Consulting Group Inc.	605,430	21,801
*	Clean Harbors Inc.	373,639	21,772
	Flowserve Corp.	228,905	21,217
*	Navistar International Corp.	489,610	20,598
	Trinity Industries Inc.	747,895	20,395
*	Moog Inc. Class A	499,506	19,346
	AMETEK Inc.	487,620	19,271
*	Beacon Roofing Supply Inc.	1,022,350	18,842
*	Rush Enterprises Inc. Class A	975,651	18,830
	Corporate Executive Board Co.	485,205	17,754
	Landstar System Inc.	396,530	17,697
	UTi Worldwide Inc.	1,152,235	16,834
*	United Rentals Inc.	699,186	16,368
*	Chart Industries Inc.	287,705	16,258
*	Advisory Board Co.	245,858	15,059
*	Stericycle Inc.	174,815	14,611
	ABM Industries Inc.	722,200	14,603
*	AGCO Corp.	331,250	14,519
*	GeoEye Inc.	426,070	14,303
*	TrueBlue Inc.	1,052,310	13,912
	Titan International Inc.	600,100	13,502
	Robbins & Myers Inc.	294,173	13,147
	Woodward Inc.	378,300	12,817
	Watsco Inc.	198,960	12,268
	Donaldson Co. Inc.	186,380	11,938
*,^	A123 Systems Inc.	3,461,130	11,872
	TAL International Group Inc.	416,438	11,589
*	II-VI Inc.	593,850	11,289
	Gardner Denver Inc.	139,232	10,767
*	DigitalGlobe Inc.	526,690	10,744
*	Esterline Technologies Corp.	184,700	10,325
*	Exponent Inc.	205,022	9,878
*	General Cable Corp.	340,040	9,535
*	Kforce Inc.	673,626	8,595

6

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2011

			Market
			Value
		Shares	($000)
*	CAI International Inc.	478,500	7,469
*	Alaska Air Group Inc.	105,637	7,028
*	Korn/Ferry International	400,000	6,388
	Interface Inc. Class A	483,250	6,302
	Robert Half International Inc.	231,800	6,126
*	Old Dominion Freight Line Inc.	135,450	4,953
	HEICO Corp. Class A	119,888	4,713
*	HUB Group Inc. Class A	138,887	4,342
	HEICO Corp.	66,033	3,765
*	Atlas Air Worldwide Holdings Inc.	89,103	3,432
	Waste Connections Inc.	82,808	2,820
*	Flow International Corp.	1,060,468	2,747
*	Hertz Global Holdings Inc.	229,900	2,667
*	Copart Inc.	56,400	2,456
*	WABCO Holdings Inc.	48,094	2,415
	Copa Holdings SA Class A	34,400	2,376
	Heartland Express Inc.	175,070	2,348
	Toro Co.	41,235	2,228
	Towers Watson & Co. Class A	32,400	2,129
	Deluxe Corp.	89,409	2,112
	Healthcare Services Group Inc.	114,465	1,986
	Applied Industrial Technologies Inc.	58,697	1,973
	Hubbell Inc. Class B	32,400	1,937
*	Trimas Corp.	96,677	1,884
	Cubic Corp.	38,422	1,810
	KBR Inc.	59,509	1,661
*	Sauer-Danfoss Inc.	41,808	1,619
*	Avis Budget Group Inc.	95,000	1,339
	Steelcase Inc. Class A	167,879	1,244
*	Furmanite Corp.	171,400	1,143
	Nordson Corp.	21,182	982
	Actuant Corp. Class A	40,693	916
*	Coleman Cable Inc.	80,700	821
*	Generac Holdings Inc.	32,600	745
*	Colfax Corp.	28,700	725
	Textainer Group Holdings Ltd.	25,574	702
*	JetBlue Airways Corp.	150,000	672
	Intersections Inc.	34,500	583
*	DXP Enterprises Inc.	18,582	464
	Standex International Corp.	10,600	409
	AAR Corp.	19,500	389
	Werner Enterprises Inc.	16,252	385
*	Quality Distribution Inc.	30,900	348
*	WESCO International Inc.	4,861	236
			1,494,518
Information Technology (25.1%)
*	Alliance Data Systems Corp.	1,028,170	105,326
*	VeriFone Systems Inc.	1,895,905	80,026
	Sapient Corp.	6,082,590	75,181
*	Ariba Inc.	2,314,947	73,338
*,3	TiVo Inc.	6,112,920	66,203
*	Microsemi Corp.	3,363,335	62,087
	MKS Instruments Inc.	1,956,970	52,134
*	Teradyne Inc.	3,536,920	50,649
*	RF Micro Devices Inc.	6,106,515	44,822
*	Rovi Corp.	892,060	44,193
*	MICROS Systems Inc.	856,771	42,170
*	Parametric Technology Corp.	1,934,346	40,292
	Syntel Inc.	796,225	38,935
	j2 Global Communications Inc.	1,136,950	34,995
*	IAC/InterActiveCorp	854,675	34,896
	ADTRAN Inc.	1,026,535	34,492
*	Trimble Navigation Ltd.	845,635	34,172
*	ValueClick Inc.	1,872,385	32,954

7

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2011

		Market
		Value
	Shares	($000)
* Netlogic Microsystems Inc.	659,160	32,431
* Cardtronics Inc.	1,274,352	31,770
Power Integrations Inc.	883,815	31,490
* F5 Networks Inc.	302,495	31,444
* NICE Systems Ltd. ADR	865,068	30,935
Jabil Circuit Inc.	1,480,275	30,434
* Cadence Design Systems Inc.	2,727,500	30,193
* Take-Two Interactive Software Inc.	1,852,355	29,230
* Atmel Corp.	2,711,951	28,638
* Silicon Laboratories Inc.	669,620	28,626
* Convergys Corp.	2,652,845	28,385
* WebMD Health Corp.	771,991	27,753
* Polycom Inc.	1,674,065	27,672
* Informatica Corp.	587,688	26,740
Factset Research Systems Inc.	265,950	26,441
* Euronet Worldwide Inc.	1,337,530	25,908
* Riverbed Technology Inc.	935,550	25,802
* FEI Co.	647,370	25,739
* SolarWinds Inc.	883,600	25,501
* ON Semiconductor Corp.	3,304,750	25,017
* Fortinet Inc.	1,084,110	25,000
* Celestica Inc.	2,935,742	24,367
* Nuance Communications Inc.	874,780	23,164
Avago Technologies Ltd.	651,770	22,010
Littelfuse Inc.	449,250	21,995
* RightNow Technologies Inc.	504,600	21,703
* CACI International Inc. Class A	363,200	19,936
Maxim Integrated Products Inc.	757,050	19,804
* Concur Technologies Inc.	423,660	19,709
Heartland Payment Systems Inc.	886,852	19,298
* Genpact Ltd.	1,188,665	19,197
* Acme Packet Inc.	516,885	18,716
* TeleTech Holdings Inc.	1,051,180	18,375
* Progress Software Corp.	865,400	18,225
* Red Hat Inc.	362,800	18,013
Black Box Corp.	626,200	17,527
* Varian Semiconductor Equipment Associates Inc.	270,080	16,953
* Acxiom Corp.	1,275,000	16,817
* SuccessFactors Inc.	621,930	16,606
* Digital River Inc.	826,635	15,152
* RADWARE Ltd.	549,900	14,539
* FleetCor Technologies Inc.	500,228	13,986
* Synchronoss Technologies Inc.	449,600	13,515
National Instruments Corp.	502,838	13,431
* LogMeIn Inc.	322,800	13,128
* Sourcefire Inc.	474,826	13,081
Jack Henry & Associates Inc.	397,850	12,894
* BroadSoft Inc.	351,200	12,643
* Kenexa Corp.	551,032	12,602
* Ultimate Software Group Inc.	208,729	12,561
* Entropic Communications Inc.	2,144,300	12,480
* Salesforce.com Inc.	93,440	12,443
* SunPower Corp. Class B	1,301,236	12,297
Cypress Semiconductor Corp.	637,587	12,184
* Cymer Inc.	280,240	12,176
* CommVault Systems Inc.	255,500	10,879
* Travelzoo Inc.	321,200	10,233
FLIR Systems Inc.	371,140	9,761
* Nanometrics Inc.	551,766	9,314
* Gartner Inc.	220,872	8,508
* Aspen Technology Inc.	481,350	8,347
* DealerTrack Holdings Inc.	365,000	7,917
* KIT Digital Inc.	835,540	7,520
* QLIK Technologies Inc.	257,600	7,360

8

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2011

		Market
		Value
	Shares	($000)
* Super Micro Computer Inc.	444,527	7,112
* Diodes Inc.	317,775	7,109
* Hittite Microwave Corp.	129,050	6,788
* Cavium Inc.	169,725	5,548
* Interactive Intelligence Group	198,931	5,520
Pegasystems Inc.	135,300	5,113
* Mitek Systems Inc.	470,495	4,757
* TIBCO Software Inc.	120,487	3,481
* Volterra Semiconductor Corp.	140,025	3,319
* Finisar Corp.	154,600	3,168
* comScore Inc.	149,232	3,150
* Advent Software Inc.	108,761	2,980
Global Payments Inc.	63,700	2,925
* ANSYS Inc.	48,700	2,647
* NCR Corp.	136,534	2,600
* Manhattan Associates Inc.	54,038	2,289
MAXIMUS Inc.	56,524	2,280
Opnet Technologies Inc.	51,066	2,234
* LSI Corp.	350,500	2,191
* Monolithic Power Systems Inc.	175,000	2,180
* Anixter International Inc.	34,431	2,021
* Lattice Semiconductor Corp.	319,040	2,020
Intersil Corp. Class A	165,495	1,981
DST Systems Inc.	39,196	1,967
* Perficient Inc.	202,000	1,925
* Ixia	164,975	1,869
* Brightpoint Inc.	174,055	1,767
* PROS Holdings Inc.	110,000	1,745
* Booz Allen Hamilton Holding Corp.	109,741	1,735
* Entegris Inc.	188,200	1,686
* Zebra Technologies Corp.	45,800	1,637
* PMC - Sierra Inc.	255,000	1,617
* JDS Uniphase Corp.	133,495	1,602
Daktronics Inc.	156,200	1,578
* Mentor Graphics Corp.	125,360	1,424
* Coherent Inc.	27,660	1,410
* Ancestry.com Inc.	58,226	1,326
* ATMI Inc.	59,000	1,204
* ShoreTel Inc.	200,000	1,170
* Nova Measuring Instruments Ltd.	150,000	1,091
* Netgear Inc.	26,650	945
* Websense Inc.	51,251	914
* Silicon Graphics International Corp.	55,700	805
* Exar Corp.	112,100	685
* Magma Design Automation Inc.	111,269	588
Stamps.com Inc.	15,500	505
* Aviat Networks Inc.	239,847	492
* Ceva Inc.	8,000	249
* Virtusa Corp.	15,000	244
		2,298,973
Materials (4.6%)
Silgan Holdings Inc.	980,290	36,800
* WR Grace & Co.	800,075	33,435
Albemarle Corp.	563,035	30,004
* Graphic Packaging Holding Co.	6,678,104	29,517
* KapStone Paper and Packaging Corp.	1,613,746	26,465
* Smurfit Kappa Group plc	3,831,103	26,102
Sensient Technologies Corp.	683,345	25,256
Ball Corp.	728,875	25,197
Minerals Technologies Inc.	450,600	24,711
* Ferro Corp.	3,253,855	21,053
FMC Corp.	260,125	20,521
Olin Corp.	1,062,510	20,039
CF Industries Holdings Inc.	112,550	18,264

9

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2011

					Market
					Value
				Shares	($000)
	Schnitzer Steel Industries Inc.			323,250	15,128
	Schweitzer-Mauduit International Inc.			185,500	13,044
	Aptargroup Inc.			236,120	11,327
	Balchem Corp.			291,500	10,748
*	Intrepid Potash Inc.			270,400	7,525
*	OM Group Inc.			196,812	5,690
*	Crown Holdings Inc.			94,775	3,203
*	Rockwood Holdings Inc.			60,795	2,799
	NewMarket Corp.			13,073	2,538
	Worthington Industries Inc.			108,850	1,881
*	Hecla Mining Co.			292,700	1,835
	Westlake Chemical Corp.			43,300	1,784
	Eastman Chemical Co.			43,324	1,702
	Innophos Holdings Inc.			21,500	946
	Myers Industries Inc.			76,900	940
*	Pilot Gold Inc.			592,361	885
	Haynes International Inc.			12,650	740
*	Horsehead Holding Corp.			40,000	347
*	Noranda Aluminum Holding Corp.			37,100	344
*	Handy & Harman Ltd.			24,100	289
*	Coeur d'Alene Mines Corp.			11,200	286
	Airgas Inc.			3,300	228
					421,573
Telecommunication Services (1.5%)
*	tw telecom inc Class A			1,854,085	34,301
*	Vonage Holdings Corp.			10,198,339	34,165
*	SBA Communications Corp. Class A			794,048	30,245
*	Cogent Communications Group Inc.			1,052,150	16,887
	AboveNet Inc.			130,869	7,767
*	Clearwire Corp. Class A			3,182,510	6,110
	Consolidated Communications Holdings Inc.			71,100	1,342
*	MetroPCS Communications Inc.			154,209	1,311
					132,128
Utilities (0.3%)
	IDACORP Inc.			720,530	29,095

Total Common Stocks (Cost $7,639,361)					8,946,396

		Coupon

Temporary Cash Investments (3.3%)[1]
Money Market Fund (2.9%)
4,5	Vanguard Market Liquidity Fund	0.128%		268,647,027	268,647

				Face
			Maturity	Amount
			Date	($000)
Repurchase Agreement (0.2%)
	Deutsche Bank Securities, Inc.(Dated 10/31/11,
	Repurchase Value $21,600,000, collateralized by
	Government National Mortgage Assn. 4.500%,
	8/20/41)	0.110%	11/1/11	21,600	21,600

U.S. Government and Agency Obligations (0.2%)
6,7	Fannie Mae Discount Notes	0.025%	12/28/11	2,500	2,500
7,8	Federal Home Loan Bank Discount Notes	0.025%	12/2/11	3,000	3,000
7,8	Federal Home Loan Bank Discount Notes	0.060%	1/4/12	100	100

10

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
7,8 Federal Home Loan Bank Discount Notes	0.040%	1/27/12	10,000	9,997
				15,597
Total Temporary Cash Investments (Cost $305,846)				305,844
Total Investments (101.1%) (Cost $7,945,207)				9,252,240
Other Assets and Liabilities—Net (-1.1%)[5]				(99,735)
Net Assets (100%)				9,152,505

* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $58,720,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 98.8% and 2.3%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $61,897,000 of collateral received for securities on loan.
6 The issuer is under federal conservatorship and is dependent upon the continued support of the U.S. Treasury to avoid receivership.
7 Securities with a value of $12,598,000 have been segregated as initial margin for open futures contracts.
8 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
ADR—American Depositary Receipt.

11

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Vanguard Explorer Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements (not presented herein) of Vanguard Explorer Fund (the "Fund") as of October 31, 2011 and for the year then ended and have issued our unqualified report thereon dated December 12, 2011. Our audit included an audit of the Fund's schedule of investments as of October 31, 2011. This schedule of investments is the responsibility of the Fund's management. Our responsibility is to express an opinion on this schedule of investments based on our audit.

In our opinion, the accompanying schedule of investments referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Philadelphia, PA

December 12, 2011

© 2011 The Vanguard Group. Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA 240_122011

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2011: $38,000
Fiscal Year Ended October 31, 2010: $37,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2011: $3,978,540
Fiscal Year Ended October 31, 2010: $3,607,060

(b) Audit-Related Fees.

Fiscal Year Ended October 31, 2011: $1,341,750
Fiscal Year Ended October 31, 2010: $791,350

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended October 31, 2011: $373,830
Fiscal Year Ended October 31, 2010: $336,090

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended October 31, 2011: $16,000
Fiscal Year Ended October 31, 2010: $16,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2011: $389,830
Fiscal Year Ended October 31, 2010: $352,090

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable. Item 6: Investments. Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders. Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD EXPLORER FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 20, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD EXPLORER FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 20, 2011

VANGUARD EXPLORER FUND

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: December 20, 2011

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on November 28, 2011 see file Number
33-23444, Incorporated by Reference.